Exhibit 4

    NUMBER                                                    SHARES



Cusip No. 827048208                                        See Reverse for
                                                         Certain Definitions
COUNTERSIGNED AND REGISTERED
FLEET NATIONAL BANK, AS TRANSFER AGENT
BY ___________________________________
          AUTHORIZED OFFICER


                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE

                              SILGAN HOLDINGS INC.
                          (see legend on reverse side)



         This     Certifies     that     [SPECIMEN]     is    the    owner    of
                                     __________________
_____________________________________________________________________ fully paid and non-assessable Shares of Exchangeable Preferred Stock, par value $.01 per share, of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _______________ day of______________________ A.D. 19___.


               ____________________          ____________________







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         The following  abbreviations,  when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           -        as tenants in common
TEN ENT           -        as tenants by the entireties
JT TEN            -        as joint tenants with right of survivorship and not
                           as tenants in common

UNIF GIFT MIN ACT - ............. Custodian ....................
                       (Cust)                     (Minor)
under Uniform Gifts to Minors Act ...................
                                     (State)

         Additional abbreviations may also be used though not in the above list


         For value received ________ hereby sell, assign and transfer unto

________________________________________________________________________________
     (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

________________________________________________________________________________
              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                           POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________


Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated_________________________, 19____

                    In presence of
                                      __________________________________________

______________________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATIVE OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THIS PREFERRED STOCK HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION
HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS PREFERRED STOCK IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO




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UNDER  RULE  144(k)  UNDER  THE  SECURITIES  ACT AS IN EFFECT ON THE DATE OF THE
TRANSFER OF THIS PREFERRED STOCK, RESELL OR OTHERWISE TRANSFER THIS PREFERRED STOCK EXCEPT (A) TO SILGAN HOLDINGS INC. OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRANSFER AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS PREFERRED STOCK (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT) OR (F) AFTER REGISTRATION UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS PREFERRED STOCK IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS PREFERRED STOCK WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST EXECUTE A LETTER (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT) RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRANSFER AGENT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE CERTIFICATE OF DESIGNATION CONTAINS A PROVISION REQUIRING THE TRANSFER AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS PREFERRED STOCK IN VIOLATION OF THE FOREGOING RESTRICTIONS.

UNLESS THIS PREFERRED STOCK IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO SILGAN HOLDINGS INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED STOCK ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED  REPRESENTATIVE  OF  THE  DEPOSITORY  TRUST  COMPANY  OR  SUCH  OTHER
REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF SILGAN HOLDINGS INC.





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